UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of Earliest Event Reported):

March 16, 2015

New Jersey	Commission File Number	21-0419870
State of Incorporation	1-3822	I.R.S. Employer Identification No.

One Campbell Place

Camden, New Jersey 08103-1799

Principal Executive Offices

Telephone Number: (856) 342-4800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 8.01 – Other Events

On March 16, 2015, Campbell Soup Company (“Campbell”) priced an offering of $300,000,000 aggregate principal amount of senior unsecured notes bearing interest at a fixed rate of 3.300% per annum, due March 19, 2025 (the “Notes”).

Campbell may redeem some or all of the Notes at any time on the terms specified in the Notes. Upon the occurrence of a Change of Control Triggering Event (as defined in the Notes), unless Campbell has exercised its right of redemption, Campbell will be required to offer to purchase the Notes at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest. The Notes are subject to customary event of default provisions.

The Notes were offered and sold pursuant to an Underwriting Agreement dated March 16, 2015 (the “Underwriting Agreement”), among Campbell and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein, under Campbell’s automatic shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-199007) filed with the Securities and Exchange Commission (the “SEC”) on September 29, 2014. Campbell has filed with the SEC a prospectus supplement, dated March 16, 2015, together with the accompanying prospectus, dated September 29, 2014, relating to the offering and sale of the Notes. The Notes are expected to be issued on March 19, 2015 pursuant to an indenture dated as of March 19, 2015 (the “Indenture”), between Campbell and Wells Fargo Bank, National Association, as trustee.

The above description of the Underwriting Agreement and the Notes is qualified in its entirety by reference to the Underwriting Agreement, the Indenture and the form of Note, each of which is incorporated by reference into the Registration Statement. The Underwriting Agreement, the Indenture and the form of Note are attached to this Current Report on Form 8-K as Exhibit 1.1, Exhibit 4.1 and Exhibit 4.2, respectively.

A copy of the opinion of Mark Migliaccio, Chief Counsel – Securities and Corporate Finance of Campbell, relating to the legality of the Notes, is filed as Exhibit 5.1 to this Current Report on Form 8-K and incorporated by reference into the Registration Statement.

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits

1.1	Underwriting Agreement dated March 16, 2015 among Campbell and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein.

4.1	Indenture dated as of March 19, 2015, between Campbell and Wells Fargo Bank, National Association, as trustee.

4.2	Form of Note.

5.1	Opinion of Mark Migliaccio, Chief Counsel – Securities and Corporate Finance of Campbell.

23.1	Consent of Mark Migliaccio, Chief Counsel – Securities and Corporate Finance of Campbell (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPBELL SOUP COMPANY
(Registrant)

Date: March 19, 2015

By:	/s/ Kathleen Gibson
Kathleen Gibson
Vice President and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated March 16, 2015 among Campbell and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein.

4.1	Indenture dated as of March 19, 2015, between Campbell and Wells Fargo Bank, National Association, as trustee.

4.2	Form of Note.

5.1	Opinion of Mark Migliaccio, Chief Counsel – Securities and Corporate Finance of Campbell.

23.1	Consent of Mark Migliaccio, Chief Counsel – Securities and Corporate Finance of Campbell (included in Exhibit 5.1).